UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2014

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11811 N. Tatum Boulevard, Suite 2400

Phoenix, Arizona 85028

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 10, 2014, Sprouts Farmers Market, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC (the “Underwriter”), and the selling stockholders named in Schedule II thereto (collectively, the “Selling Stockholder”), relating to the public offering of 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Offering”), by the Selling Stockholders. Pursuant to the Underwriting Agreement, the Underwriter has a 30-day option to purchase up to an additional 2,250,000 shares of the Company’s stock from the Selling Stockholders.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company will not receive any proceeds from the sale of shares by the Selling Stockholders. The Company will pay the expenses, other than underwriting discounts, associated with the sale of shares by the Selling Stockholders. The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File
No. 333-198039) filed with the Securities and Exchange Commission on August 11, 2014, and the related prospectus supplement and accompanying prospectus. The Offering is expected to close on or about November 14, 2014, subject to customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 10, 2014 by and among Sprouts Farmers Market, Inc., UBS Securities LLC, and the selling stockholders named in Schedule II thereto

5.1	Opinion of Morgan, Lewis & Bockius, LLP

23.1	Consent of Morgan, Lewis & Bockius, LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: November 12, 2014	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 10, 2014, by and among Sprouts Farmers Market, Inc., UBS Securities LLC and the selling stockholders named in Schedule II thereto

5.1	Opinion of Morgan, Lewis & Bockius, LLP

23.1	Consent of Morgan, Lewis & Bockius, LLP (included in Exhibit 5.1 hereto)